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================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K/A
                                AMENDMENT NUMBER 1
                             FILED OCTOBER 25, 2000
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2000

                                 eUNIVERSE, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                          0-26355                 06-1556248
(State or Other Jurisdiction of     (Commission File Number)      (I.R.S. Employer
 Incorporation or Organization)                                  Identification No.)


       6300 WILSHIRE BOULEVARD, SUITE 1700, LOS ANGELES, CALIFORNIA 90048
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (323) 658-9089

        101 NORTH PLAINS INDUSTRIAL ROAD, WALLINGFORD, CONNECTICUT 06492
         (Former name or former address, if changed since last report.)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         As of October 10, 2000, CD Universe, Inc., a wholly-owned subsidiary of eUniverse, Inc. ("CD Universe"), sold all of its assets to CLBL, Inc., a Connecticut corporation ("CLBL"), for $1,000,000 in the form of a promissory note, and assumption of certain liabilities related to the business. The promissory note is payable in installments, without interest, and has a final maturity date of September 30, 2001. The purchase price was determined through arms length negotiations between the parties.

         Additionally, CLBL has agreed to purchase $500,000 worth of advertising on the eUniverse Network from eUniverse.

         CLBL is a corporation formed by a former eUniverse director, Charles C. Beilman, to acquire the assets of CD Universe. To secure payments under the promissory note, Mr. Beilman has placed 825,000 of his shares of eUniverse common stock into escrow.

         CLBL will assume the lease on the Wallingford, Connecticut facility, which was maintained by eUniverse to conduct the operations of CD Universe. Twenty employees of CD Universe will join CLBL. CLBL will continue to operate through the cduniverse.com web site to sell music CDs, and VHS and DVD movies.

         Mr. Beilman's employment with eUniverse ended on July 31, 2000. Additionally, he resigned his position as a director of eUniverse on September 29, 2000 and was not a director of eUniverse at the time that the Boards of Directors of eUniverse and CD Universe approved the transaction.

         Last year, on April 14, 1999, eUniverse acquired from Charles Beilman, then the sole shareholder of CD Universe, one hundred percent of the capital stock of CD Universe for a total consideration of $1,915,000 in cash plus 2,425,000 shares of eUniverse common stock with a fair market value of $7,275,000. In connection with this transaction, Charles Beilman became an executive officer and a director of eUniverse.

         In connection with the transaction between CD Universe and CLBL, the Stock Option Agreement between Mr. Beilman and eUniverse dated as of January 26, 2000, as amended, was further amended. In addition to extending the Stock Option Agreement until March 1, 2001, the amendment provides that eUniverse shall use its reasonable best efforts, subject to applicable securities laws and regulations, to assist Mr. Beilman to sell his shares of eUniverse common stock (the "Shares"). All proceeds received by Mr. Beilman from any sale of the Shares shall be distributed, as received, as follows: forty percent (40%) of the proceeds shall be distributed to Mr. Beilman; and sixty percent (60%) of the proceeds shall be distributed to eUniverse, provided that the proceeds distributed to eUniverse shall go to offset the $500,000 advertising package purchased by CLBL from eUniverse and that certain promissory note in the principal amount of $1 million made by CLBL and secured by a pledge of the Shares by Mr. Beilman in favor of CD Universe. Proceeds from the sale of Shares received by eUniverse are to be ratably applied to each of the above obligations. After the obligations are paid in full, any other proceeds received from the sale of any Shares shall be distributed to Mr. Beilman. In the event that the obligations are not fully paid by September 30, 2001, Beilman shall transfer to eUniverse the number of Shares equal in value to the outstanding obligations (assuming a purchase price of $1.85 per share) and eUniverse's rights to receive proceeds from the sale of Shares under the Stock Option Agreement shall automatically terminate upon receipt of such payment by Mr. Beilman.

         The sale of CD Universe's assets to CLBL represents a major step by eUniverse to move from selling retail items over the Internet and to work towards making the eUniverse network of web sites the number one entertainment destination network on the Internet.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(b)        Pro Forma Financial Information.

The pro forma income statement for the three-month period ended June 30, 2000 reflects the historical consolidated income statement of the registrant. Pro forma adjustments have been made to give effect to the disposition of the assets of the CD Universe business as if it had occurred as of the beginning of the fiscal year presented (April 1, 2000) and carried forward through the interim period presented. The pro forma balance sheet for June 30, 2000 reflects the historical consolidated balance sheet of eUniverse, Inc. Pro forma adjustments have been made to give effect to the disposition of the assets of the CD Universe business as if it had occurred as of that date. The adjustments reflect the disposal of the associated goodwill and intangibles of that business and the related charge to retained earnings.

The pro forma income statement for the twelve-month period ended March 31, 2000 reflects the historical income statement for eUniverse, Inc. for the year ended March 31, 2000. Pro forma adjustments have been made to give effect to the above transaction as if it had occurred at the beginning of the twelve-month period presented.

EUNIVERSE, INC.

PRO FORMA STATEMENT OF  OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2000



                                                             Consolidated         Pro forma           Pro Forma
                                                           Income Statement       adjustment       Income Statement
                                                                for the           to reflect           for the
                                                          Three Months Ended    disposition of    Three Months Ended
                                                             June 30,2000        CD Universe         June 30,2000
                                                             -----------         -----------         -----------
REVENUE:
    Products.............................................    $ 3,030,553         $ 3,030,553         $       -
    Services.............................................      2,803,993              33,157           2,770,836
                                                             -----------         -----------         -----------
TOTAL REVENUE                                                  5,834,546           3,063,710           2,770,836

COST OF GOODS SOLD
    Products.............................................      3,018,690           3,018,690                 -
    Services.............................................        573,482                 -               573,482
                                                             -----------         -----------         -----------
TOTAL COST OF GOODS SOLD                                       3,592,172           3,018,690             573,482

GROSS PROFIT
    Products.............................................         11,863              11,863                 -
    Services.............................................      2,230,511              33,157           2,197,354
                                                             -----------         -----------         -----------
TOTAL GROSS PROFIT                                             2,242,374              45,020           2,197,354

OPERATING EXPENSES:
    Marketing and sales..................................      2,855,471           1,152,390           1,703,081
    Product development..................................      1,166,374             509,774             656,600
    General and administrative...........................      1,118,341             181,635             936,706
    Amortization of goodwill
     and other intangibles...............................        889,839             303,632             586,207
    Stock-based compensation.............................       (187,189)                -              (187,189)
                                                             -----------         -----------         -----------
TOTAL OPERATING EXPENSES.................................      5,842,836           2,147,431           3,695,405
                                                             -----------         -----------         -----------
                                           OPERATING LOSS     (3,600,462)         (2,102,411)         (1,498,051)
NONOPERATING INCOME (EXPENSE)
    Interest and dividend income.........................          5,303                 -                 5,303
    Interest expense.....................................        (14,427)                -               (14,427)
                                                             -----------         -----------         -----------
                                 LOSS BEFORE INCOME TAXES     (3,609,586)         (2,102,411)         (1,507,175)
INCOME TAXES ............................................            -                   -                   -
                                                             -----------         -----------         -----------
                                                 NET LOSS    $(3,609,586)        $(1,242,606)        $(1,242,606)
                                                             ===========         ===========         ===========
Basic loss per common share..............................    $     (0.20)        $       -           $     (0.07)
                                                             ===========         ===========         ===========
Basic weighted average common
 shares outstanding......................................     17,744,336                 -            17,744,336
                                                             ===========         ===========         ===========


EUNIVERSE, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2000

                                                                                               Pro forma
                                                                                               adjustment
                                                                                               to reflect
                                                                               Consolidated  disposition of    Pro Forma
                                                                               Balance Sheet  CD Universe    Balance Sheet
                                                                             --------------- -------------- ---------------

ASSETS

CURRENT ASSETS

     Cash and cash equivalents ...........................................   $     28,751                    $     28,751
     Accounts receivable .................................................      1,590,911                       1,590,911
     Inventory ...........................................................        333,192        (333,192)           --
     Notes receivable ....................................................           --         1,000,000       1,000,000
     Due from employees ..................................................        153,200                         153,200
     Prepaid expenses and other current assets ...........................      2,594,166                       2,594,166
                                                                             ------------    ------------    ------------
                                           Total Current Assets ..........      4,700,220         666,808       5,367,028

FURNITURE AND EQUIPMENT, less accumulated depreciation ...................      1,259,991        (462,112)        797,879


GOODWILL, less accumulated amortization ..................................     28,941,486      (8,314,382)     20,627,104
OTHER INTANGIBLES, less accumulated amortization .........................        921,961        (241,179)        680,782

Other Assets .............................................................        486,175          (1,820)        484,355
                                                                             ------------    ------------    ------------

                                               TOTAL ASSETS ..............   $ 36,309,833    $ (8,352,685)   $ 27,957,148
                                                                             ============    ============    ============



LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

     Accounts payable ....................................................   $ .2,665,733                       2,665,733
     Accrued liabilities .................................................      2,299,202                       2,299,202
     Accrued advertising .................................................      2,157,595                       2,157,595
     Notes payable .......................................................      1,250,000                       1,250,000
     Short-term portion of lease obligations .............................          6,758                           6,758
                                                                             ------------    ------------    ------------
                                        Total Current Liabilities ........      8,379,288                       8,379,288
                                                                             ------------    ------------    ------------

LONG-TERM LIABILITIES

SHAREHOLDERS' EQUITY (DEFICIT)
     Preferred stock .....................................................        178,252                         178,252
     Common stock ........................................................         17,793                          17,793
     Additional paid-in capital ..........................................     42,411,732                      42,411,732
     Retained deficit ....................................................    (14,677,232)     (8,352,685)    (23,029,917)
                                                                             ------------    ------------    ------------
                                        Total Shareholders' Equity .......     27,930,545      (8,352,685)     19,577,860
                                                                             ------------    ------------    ------------

                                TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 36,309,833    $ (8,352,685)   $ 27,957,148
                                                                             ============    ============    ============


EUNIVERSE, INC.

PRO FORMA STATEMENT OF  OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2000

                                          Consolidated       Pro forma        Pro Forma
                                        Income Statement    adjustment    Income Statement
                                             for the        to reflect         for the
                                           Year Ended     disposition of     Year Ended
                                         March 31, 2000     CD Universe    March 31, 2000
                                        ---------------- --------------- -----------------
REVENUE:

    Products ..........................   $  8,864,461    $  8,864,461    $       --
    Services ..........................      2,069,737         227,296       1,842,441

                                          ------------    ------------    ------------
TOTAL REVENUE .........................     10,934,198       9,091,757       1,842,441

COST OF GOODS SOLD

    Products ..........................      8,153,179       8,153,179            --
    Services ..........................        139,954            --           139,954

                                          ------------    ------------    ------------
TOTAL COST OF GOODS SOLD ..............      8,293,133       8,153,179         139,954

GROSS PROFIT

    Products ..........................        711,282         711,282            --
    Services ..........................      1,929,783         227,296       1,702,487

                                          ------------    ------------    ------------
TOTAL GROSS PROFIT ....................      2,641,065         938,578       1,702,487

OPERATING EXPENSES:
    Marketing and sales ...............      3,942,416       2,500,846       1,441,570
    Product development ...............      2,222,176       1,082,341       1,139,835
    General and administrative ........      4,589,737         844,443       3,745,294
    Amortization of goodwill
     and other intangibles ............      2,440,080       1,025,944       1,414,136
    Stock-based compensation ..........        580,930            --           580,930
                                          ------------    ------------    ------------

TOTAL OPERATING EXPENSES ..............     13,775,339       5,453,574       8,321,765
                                          ------------    ------------    ------------

    OPERATING LOSS ....................    (11,134,274)     (4,514,996)     (6,619,278)

NONOPERATING INCOME (EXPENSE)
    Interest income ...................         62,518             671          61,847
    Interest expense ..................           --              --              --
    Loss allocated to minority interest          4,110            --             4,110

                                          ------------    ------------    ------------
    LOSS BEFORE INCOME TAXES ..........    (11,067,646)     (4,514,325)     (6,553,321)

INCOME TAXES ..........................           --              --              --
                                          ============    ============    ============
    NET LOSS ..........................   $(11,067,646)   $ (4,514,325)   $ (6,553,321)

Basic and diluted loss per common share   $      (0.70)   $       --      $      (0.42)
                                          ============    ============    ============

Basic weighted average common
 shares outstanding ...................     17,744,336            --        15,765,108

Notes to pro forma financial statements

Balance Sheet, June 30, 2000

1) To record disposal of the assets of the CD Universe business for a sale price of $1,000,000. The sale price has been allocated as follows:
     Inventory, $333,192; Fixed Assets, $462,112; Other assets, $1,820; Intangibles, $241,179, Goodwill, $8,831,382 and Retained earnings, $(8,352,685).

Income Statement, Three-months ended June 30, 2000 and Twelve-months ended March 31, 2000.

2)   To reflect disposal of the e-commerce business of eUniverse.

(c)         Exhibits.

Exhibit
Number            Exhibit Title/Description
----------        -------------------------------
10.39.05          Fifth Amendment to Stock Option Agreement by and between
                  eUniverse, Inc. and Charles Beilman, dated as of October
                  10, 2000.*

10.47             Asset Purchase Agreement by and between CD Universe, Inc. and
                  CLBL, Inc., dated as of October 3, 2000.*


-------------
* Previously filed with eUniverse's Form 8-K filed on October 24, 2000.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 25, 2000           eUniverse, Inc.
                                  (Registrant)


                                  By:  /s/ William R. Wagner
                                     ------------------------------
                                       William R. Wagner
                                       Chief Financial Officer